UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2026 (June 11, 2026)

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18183	41-1590959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Seventh Avenue

New York, New York, 10018

(Address of Principal Executive Offices, and Zip Code)

(212) 403-0500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, G-III Apparel Group, Ltd. (the “Company” or “G-III”) held its Annual Meeting of Stockholders (the “2026 Annual Meeting”). A total of 36,131,990 shares were represented at the 2026 Annual Meeting and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the eleven nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Morris Goldfarb	33,911,381	825,755	1,394,854
Sammy Aaron	33,959,128	778,008	1,394,854
Thomas J. Brosig	32,021,253	2,715,883	1,394,854
Joyce F. Brown	34,093,539	643,597	1,394,854
Jeffrey Goldfarb	34,154,345	582,791	1,394,854
Victor Herrero	26,219,740	8,517,396	1,394,854
Patti H. Ongman	34,334,651	402,485	1,394,854
Michael Shaffer	31,639,230	3,097,906	1,394,854
Cheryl Vitali	33,665,334	1,071,802	1,394,854
Richard White	29,730,748	5,006,388	1,394,854
Andrew Yaeger	31,737,604	2,999,532	1,394,854

Proposal No. 2: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,785,238	5,897,634	54,264	1,394,854

The Board and the Compensation Committee of the Board will consider the results of this advisory vote and its continuing stockholder outreach in making future decisions on named executive officer compensation.

Proposal No. 3: Vote to Approve the Amendment to the Company’s 2023 Long Term Incentive Plan

The Company’s stockholders approved the amendment to the Company’s 2023 Long-Term Incentive Plan (the “2023 Plan”), to increase the number of shares of common stock authorized for grant and issuance under the 2023 Plan by 2,500,000 shares based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,776,658	907,852	52,626	1,394,854

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,334,411	746,328	51,251	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 12, 2026

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

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